UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2020

PRUDENTIAL FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

New Jersey	001-16707	22-3703799
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S Employer Identification Number)

751 Broad Street Newark, New Jersey 07102
(Address of principal executive offices and zip code)

(973) 802-6000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECURITIES REGISTERED PURSUANT TO SECTION 12(b) OF THE ACT:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock, Par Value $.01	PRU	New York Stock Exchange
5.75% Junior Subordinated Notes	PJH	New York Stock Exchange
5.70% Junior Subordinated Notes	PRH	New York Stock Exchange
5.625% Junior Subordinated Notes	PRS	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07	Submission of Matters to a Vote of Security Holders

The Annual Meeting of Shareholders of Prudential Financial, Inc. (the “Company”) was held on May 12, 2020. Shareholders voted as follows on the matters presented for a vote.

1. The nominees for election to the Board of Directors were elected, each for a one-year term, based upon the following votes:

Nominee	For	Against	Abstain	Broker Non-Votes
Thomas J. Baltimore	158,782,491	81,311,527	1,303,027	42,473,295
Gilbert F. Casellas	227,269,600	12,756,232	1,371,213	42,473,295
Robert M. Falzon	232,658,877	7,500,899	1,237,269	42,473,295
Martina Hund-Mejean	238,587,476	1,544,551	1,265,018	42,473,295
Karl J. Krapek	223,828,638	16,188,299	1,380,108	42,473,295
Peter R. Lighte	237,208,228	2,810,077	1,378,740	42,473,295
Charles F. Lowrey	221,900,567	17,137,112	2,359,366	42,473,295
George Paz	238,180,716	1,809,007	1,407,322	42,473,295
Sandra Pianalto	237,711,755	2,437,480	1,247,810	42,473,295
Christine A. Poon	233,030,620	7,103,546	1,262,879	42,473,295
Douglas A. Scovanner	237,543,204	2,447,741	1,406,100	42,473,295
Michael A. Todman	233,485,818	6,520,703	1,390,524	42,473,295

2. The proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm was approved based upon the following votes:

Votes for approval: 271,093,124

Votes against: 11,767,996

Abstentions: 1,009,233

There were no broker non-votes for this item.

3. The proposal to approve, on an advisory basis, the compensation of the Company’s named executive officers was approved based upon the following votes:

Votes for approval: 218,571,891

Votes against: 20,314,417

Abstentions: 2,510,750

Broker non-votes: 42,473,295

4. The shareholder proposal regarding an independent Board Chairman was not approved based on the following votes:

Votes for approval: 113,227,937

Votes against: 125,912,433

Abstentions: 2,256,688

Broker non-votes: 42,473,295

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 13, 2020

Prudential Financial, Inc.

By:	/s/ Margaret M. Foran
Name:	Margaret M. Foran
Title:	Chief Governance Officer, Senior Vice President and Corporate Secretary